Exhibit 99.1

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2007

					PAGE 1

Distribution Date Summary

		Initial	Begin	End	# days
Distribution Date				6/20/2007
Collection Period			5/1/2007	5/31/2007	31
Monthly Interest Period - Actual			5/21/2007	6/20/2007	30
Monthly Interest - Scheduled					30
Pool Balance		733,163,743.80	74,407,190.53	67,588,349.97	—

Monthly Distribution Summary

	Initial Balance	Beginning Balance	Principal Distribution	Ending Balance	Note Factor
Class A-1 Notes	149,000,000.00	—	—	—	—
Class A-2 Notes	245,000,000.00	—	—	—	—
Class A-3 Notes	151,000,000.00	—	—	—	—
Class A-4 Notes	160,670,000.00	67,869,290.95	6,051,721.00	61,817,569.96	0.3847487
Class B Notes	18,329,000.00	—	—	0.00	0.0000000

Total Securities	723,999,000.00	67,869,290.95	6,051,721.00	61,817,569.96	0.0853835

	Coupon Rate	Monthly Accrued Interest	Prior Interest Carryover	Total Interest Paid	Interest Shortfall
Class A-1 Notes	1.1000%	—	—	—	—
Class A-2 Notes	1.2900%	—	—	—	—
Class A-3 Notes	1.8200%	—	—	—	—
Class A-4 Notes	2.4300%	137,435.31	—	137,435.31	—
Class B Notes	2.1000%	—	—	—	—

Total Securities		137,435.31	—	137,435.31	—

Available Collections

Principal Payments Received					6,761,327.44
Interest Payments Received					393,426.19
Receivables Repurchased during collection period - Principal				—	—
Receivables Repurchased during collection period - Interest					—
Recoveries on Defaulted Receivables					53,711.37

Total Available Collections					7,208,465.00

Reserve Account Transfer Amount					—

Total Available Funds					7,208,465.00

Summary of Distributions

Payment of Servicing Fee:					62,005.99
Payment of Class A Interest Amount:					137,435.31
First Priority Principal Distribution Amount:					280,940.98
Payment of Class B Monthly Interest:					—
Regular Principal Distribution Amount:					5,770,780.01
Payment to the Reserve Account to Maintain Specified Reserve Balance:					—

Remaining Available Funds (To the Holder(s) of the Certificates)					957,302.70

Release of excess reserve					8,124.29

Total Funds Remitted (To the Holder(s) of the Certificates)					965,426.99

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2007

		PAGE 2

Calculation of Servicing Fee

Beginning Pool Balance		74,407,190.53
Multiplied By: Monthly Servicing Fee (1.0%/12)		0.08333%
Monthly Servicing Fee		62,005.99
Plus: Unpaid Servicing Fees from Prior Periods		—

Servicing Fees Due and Paid		62,005.99

Calculation of Class A Interest Amount Due
Class A-1 Note Interest Accrued		—
Class A-2 Note Interest Accrued		—
Class A-3 Note Interest Accrued		—
Class A-4 Note Interest Accrued		137,435.31
Total Class A Note Interest Accrued During Period		137,435.31
Plus: Interest Shortfalls from Prior Periods		—

Total Class A Note Interest Due		137,435.31

Calculation of Class A Interest Amount Paid

Available Collections After Servicing Fee		7,146,459.01
Available Collection Shortfall		—
Reserve Account Draw		—

Class A Interest Amount Paid		137,435.31

Class A Interest Shortfall Carryforward		—

Calculation of First Priority Principal Distribution Amount Due:

Beginning Class A Note Balance		67,869,290.95
Less: Ending Pool Balance		67,588,349.97

First Priority Principal Distribution Amount		280,940.98

Calculation of First Priority Principal Distribution Amount Paid:

Available Collections After Servicing Fee and Class A Interest		7,009,023.69
Available Collections Shortfall		—
Reserve Account Draw		—

First Priority Principal Distribution Amount Paid		280,940.98

Calculation of Class B Interest Amount Due

Class B Note Interest Accrued		—
Plus: Interest Shortfalls from Prior Periods		—

Total Class B Note Interest Due		—

Calculation of Class B Interest Amount Paid

Available Collections After Servicing Fee, Class A Interest and First Priority Principal		6,728,082.71
Available Collection Shortfall		—
Reserve Account Draw		—

Class B Interest Amount Paid		—

Class B Interest Shortfall Carryforward		0.00

Calculation of Regular Principal Distribution Amount:
Aggregate Beginning Outstanding Note Balance		67,869,290.95
Less:
Ending Pool Balance	67,588,349.97
Less: Target Overcollateralization Amount	(5,770,780.01)	61,817,569.96

Less: First Priority Principal Distribution Amount		280,940.98

Regular Principal Distribution Amount before Reserve Account Draw Amount		5,770,780.01

Available Funds, before Reserve Account Draw		6,728,082.71
Available Funds Shortfall Amount		—
Reserve Account Draw Amount		—

Regular Principal Distribution Amount Paid		5,770,780.01

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2007

Class A Principal Distribution Amount Due:

The Greater of:
(A) The Beginning Class A-1 Note Balance	—
(B) The Beginning Class A Note Balance minus the lesser of:	67,869,290.95
(i) the product of (x) the Ending Pool Balance and (y) 88.75% plus a % equivalent of a fraction equal to the Reserve Account (prior to deposits) divided by the Ending Pool Balance	61,817,569.96

6,051,721.00
(ii) the excess of (x) the Ending Pool Balance over (y) the Target Overcollateralization Amount	61,817,569.96

6,051,721.00

Class A Principal Distribution Amount	6,051,721.00

Class B Principal Distribution Amount Due:
The excess of (A) the sum of (i) the Ending Class A Note Balance and (ii) the Beginning Class B Note Balance over (B) the excess of (x) the Ending Pool Balance and (y) the Target Overcollateralization Amount	—

Class B Principal Distribution Amount	—

Principal Distribution Amount Paid:
Available Collections for Principal Distribution	6,728,082.71
(i) To the Class A Notes, sequentially:
(a) Class A-1 Notes	—
(a) Class A-2 Notes	—
(a) Class A-3 Notes	—
(a) Class A-4 Notes	5,770,780.01
(ii) To the Class B Notes	—
(iii) To the Certificateholder	957,302.70

Target Overcollateralization Amount
Lesser of:
(A) 2.25% of the Initial Pool Balance	16,496,184.24
(B) The greater of:
(i) 0.75% of the Initial Pool Balance less the Pre-Addition Reserve Balance	3,657,694.43
(ii) 11.25% of the Ending Pool Balance less the Pre-Addition Reserve Balance	5,770,780.01

Target Overcollateralization Amount	5,770,780.01

Overcollateralization Amount
Beginning Overcollateralization Amount	6,537,899.58
Target Overcollateralization Amount	5,770,780.01
Overcollateralization Excess/(Deficiency)	767,119.56
Overcollateralization Release Amount	767,119.56
Overcollateralization Increase Amount	—

Overcollateralization Amount	5,770,780.01

Reserve Account
Beginning Reserve Account Balance	1,832,909.36
Plus: Interest Accrued	8,124.29
Less: Reserve Account Draw	—
Reserve Account Balance Prior to Deposits	1,841,033.65

Specified Reserve Account Balance is Greater of:
(a) 0.80% of Ending Pool Balance	540,706.80
(b) 0.25% of the Initial Pool Balance	1,832,909.36
Reserve Account (Deficiency)/Excess	8,124.29
Deposit of Excess Available Funds	—
Release of excess reserve	8,124.29

Ending Reserve Account Balance	1,832,909.36

Bank One Auto Securitization Trust 2003-1

Monthly Servicer Certificate

For the Collection Period ended: May 31, 2007

POOL STATISTICS
Collateral Pool Balance Data:

		Initial	Current
Net Pool Balance		733,163,743.80	67,588,349.97
Number of Current Contracts		41,825	13,817
Weighted Average Loan Rate		6.4000%	6.4777%
Weighted Average Remaining Term (months)		56.6	15.7

Net Loss Activity:

		Units	Principal Balance
Principal Losses for Current Collection Period		16	57,513.12
Less: Recoveries from Prior Months Charge offs			53,711.37
Net Principal Losses for Current Collection Period			3,801.75
Monthly Net Loss Rate (Annualized)			0.0613%
Beginning Net Principal Losses		1,395	8,688,762.41
Net Principal Losses for Current Collection Period		16	3,801.75
Cumulative Net Principal Losses		1,411	8,692,564.16
Cumulative Net Principal Loss Rate			1.1856%
Receivables for which related Financed Vehicle has been repossessed and not liquidated		8	48,112.00

Delinquencies Aging Profile—End of Period:

	Percentage $	Units	Outstanding Principal Balance
Current	86.35%	12,369	58,359,899.46
1 - 29 Days Delinquent	10.76%	1,150	7,269,430.90
30 - 59 Days Delinquent	1.92%	202	1,295,884.80
60 - 89 Days Delinquent	0.54%	58	363,882.49
90 - 119 Days Delinquent	0.32%	25	214,254.70
120 - 149 Days Delinquent	0.09%	8	58,321.51
150 - 179 Days Delinquent	0.03%	4	19,901.41
180+ Days Delinquent	0.01%	1	6,774.70

Total		13,817	67,588,349.97

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate on this 18th day of June, 2007.

JPMorgan Chase Bank, NA (formerly Bank One, NA) as Servicer

By:	/s/ Philip C. McNiel
Philip C. McNiel
Vice President